1 CIM COMMERCIAL TRUST CORPORATION PORTFOLIO OVERVIEW – OCTOBER 2017

1 FREE WRITING PROSPECTUS CIM Commercial Trust Corporation (“CIM Commercial”, the “Company” or “CMCT”) has filed a registration statement (including a prospectus) on Form S-11 (No. 333-218019) with the U.S. Securities and Exchange Commission (the “SEC”) and with the Israel Securities Authority (the “ISA”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC and the ISA for more complete information about the Company and the offerings. You may get these documents for free by visiting the Company’s website at http://investors.cimcommercial.com/index.cfm. Alternatively, Leumi Partners Underwriting Ltd will arrange for a prospectus to be sent to you if you request it by calling 972-3-5141290 or toll-free at 1-833-300-3008. You may also access the prospectus for free on the SEC website at www.sec.gov at https://www.sec.gov/Archives/edgar/data/908311/000104746917006540/a2233623zs-11a.htm and on the Magna website at www.magna.isa.gov.il under the Company’s name. IMPORTANT DISCLOSURES The CIM Commercial portfolio shown in this presentation is as of October 24, 2017, excluding 4200 Scotland Street which is held for sale at October 24, 2017. Excludes ancillary properties: two parking garages and two development sites, one of which is being used as a parking lot. 3601 South Congress Avenue and Lindblade Media Center are each shown as one property but consist of 10 and 3 buildings, respectively.

CIM COMMERCIAL TRUST

INDEX Overview 11600 & 11620 Wilshire Los Angeles Lindblade Media Center Los Angeles 4750 Wilshire Boulevard Los Angeles 1 Kaiser Plaza Oakland 1333 Broadway Oakland 1901 Harrison Oakland 2100 Franklin & 2101 Webster Oakland 260 Townsend San Francisco Sheraton Grand Hotel Sacramento 3601 S Congress Avenue Austin 830 1ST Street Washington, D.C. 899 & 999 N Capitol Street Washington, D.C. INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

CMCT GEOGRAPHY Note: Excludes 4200 Scotland Street which is held for sale as of October 24, 2017. 3601 South Congress Avenue and Lindblade Media Center are each shown as one property but consist of 10 and 3 buildings, respectively. CMCT Office CMCT Hotel INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

1 KAISER PLAZA INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

1 KAISER PLAZA INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

1333 BROADWAY INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

1333 BROADWAY INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

1901 HARRISON INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

1901 HARRISON INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

2100 FRANKLIN INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

2100 FRANKLIN INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

2101 WEBSTER INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

2101 WEBSTER INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

260 TOWNSEND INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

SHERATON GRAND HOTEL INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

SHERATON GRAND HOTEL INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

830 1ST STREET INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

830 1ST STREET INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

899 NORTH CAPITOL INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

899 NORTH CAPITOL INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

999 NORTH CAPITOL INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

999 NORTH CAPITOL INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

11600 & 11620 WILSHIRE BLVD INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

11600 & 11620 WILSHIRE BLVD INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

4750 WILSHIRE INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

4750 WILSHIRE INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

LINDBLADE MEDIA CENTER INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

LINDBLADE MEDIA CENTER INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

3601 SOUTH CONGRESS AVENUE INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

3601 SOUTH CONGRESS AVENUE INDEX CMCT GEOGRAPHY 1 Kaiser Plaza 1333 Broadway 1901 Harrison 2100 Franklin Sheraton Grand Hotel 2101 Webster NORTHERN CALIFORNIA 3601 S Congress Avenue TEXAS 830 1st Street 999 North Capitol 899 North Capitol DISTRICT OF COLUMBIA 11600 & 11620 Wilshire 4750 Wilshire Boulevard Lindblade Media Center SOUTHERN CALIFORNIA 260 Townsend

Free Writing Prospectus

Filed Pursuant to Rule 433

Dated October 25, 2017

Registration Statement No. 333-218019

FREE WRITING PROSPECTUS

CIM Commercial Trust Corporation (the “Company” or “CMCT”) has filed a registration statement (including a prospectus) on Form S-11 (No. 333-218019) with the U.S. Securities and Exchange Commission (the “SEC”) and with the Israel Securities Authority (the “ISA”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC and the ISA for more complete information about the Company and the offerings. You may get these documents for free by visiting the Company’s website at http://investors.cimcommercial.com/index.cfm. Alternatively, Leumi Partners Underwriting Ltd will arrange for a prospectus to be sent to you if you request it by calling 972-3-5141290 or toll-free at 1-833-300-3008.

You may also access the prospectus for free on the SEC website at www.sec.gov at https://www.sec.gov/Archives/edgar/data/908311/000104746917006540/a2233623zs-11a.htm and on the Magna website at www.magna.isa.gov.il under the Company’s name.